(ICON)
Prudential
Europe
Growth
Fund, Inc.

SEMI
ANNUAL
REPORT

Oct. 31, 1995
(LOGO)

Prudential Europe Growth Fund, Inc.

Performance At A Glance.
The European stock markets rebounded last spring, posting a 7% return for the six months ended October, as measured by the Morgan Stanley Europe Index. This performance marks a sharp reversal from last winter, when a series of negative surprises sent most foreign stock markets lower. We are pleased to report that for the six- and 12-months ended October 1995, the Prudential Europe Growth Fund performed better than the average European region fund, as measured by Lipper Analytical Services.

Cumulative Total Returns1                            As of 10/31/95
                            Six         One             Since
                           Months       Year          Inception2
               Class A       11.2%       12.6%        14.8%
               Class B       10.8        11.6         13.6
               Class C       10.8        11.6         13.6

Lipper Global Fund Avg3       7.2         9.3         13.0

Average Annual Total Returns1                          As of9/30/95

                            One              Since
                            Year           Inception2
               Class A       12.5%           8.9%
               Class B       12.3            9.4
               Class C       16.3           12.6

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1%, for six years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 7/13/94 Class A, Class B and Class C.

3The Lipper Fund average includes 45 funds in the European Region category for six months; 44 funds in the European category for one year; and 38 since inception, as determined by Lipper Analytical Services, Inc.

How Investments Compared.
(As of 10/31/95)
(CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns to show that some of 1995's returns (so far) are higher than normal. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns are historically lower than those of stock funds.

Global Stock Funds will also fluctuate a great deal. Historically, foreign investments have offered greater returns than domestic investments. However, investments overseas are subject to political, social, and currency risks that may affect performance.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

Dan Duane, Fund Manager
Portfolio
Manager's Report
(PHOTO)

The Prudential Europe Growth Fund invests in stocks of companies in Europe. The Fund is subject to all the risks associated with foreign investing, including currency, political and social risks.

Growth Investor.
Daniel J. Duane, managing director and portfolio manager, works with a team of regional investment professionals to identify long-term economic, social and demographic themes that will lead to high earnings growth levels. He is a "growth" stock investor

Strategy Session.

What We See Now.
The European stock markets look attractive to us -- stock prices are low considering company valuations and the prospects for continued economic growth are favorable. Last winter, in comparison, European stocks suffered through currency fluctuations and a general crisis of confidence. By April, however, the U.S. stock and bond markets were rising dramatically and investors thought that European markets might follow. Economic growth in Europe was more robust than that of the U.S. and corporate earnings exceeded expectations, but this good news had not yet been reflected in stock prices.

In the retail sector, we own both discount and luxury retailers. The discount, "value-for-money" concept is gaining acceptance from thrifty European consumers. Recently, we purchased several luxury retailers, too. These companies should prosper from the increased disposable income of an aging European population, and the growing demand for the finer things in life. We also like medium-sized engineering and machinery companies in growth industries. Many of these are multinational companies that enjoy robust consumer demand, a unique product line and greater productivity. In the technology and telecommunications sector, we're buying a wide selection of companies across the industry.

Sector Breakdown.
Prudential Europe Growth Fund, Inc.
As of 10/31/95
(CHART)

What Went Well.

Consumers Take Lead.
We took advantage of a broadening economic recovery in Europe by shifting assets from companies that benefit early in the business cycle to those that benefit later. So we sold basic materials stocks in the chemical and steel industries and bought European consumer-oriented stocks in the retail, machinery, telecommunications and technology sectors.

We sold all of our holdings in BASF, a basic chemicals company, which had risen in price. We also took profits in one of our largest holdings, Sidel, a French engineering company that makes the machines that make recyclable PET (polyethylene terephthalate) plastic bottles. Sidel owns 40% of the world market share in this business. Though we have trimmed our exposure, Sidel remains a top holding.

Technology Gained.
Our decision to add to our technology holdings -- to 17% of total net assets from 7% -- proved wise. The use of technology by businesses and consumers has been growing at a rapid pace around the world, including in Europe. We're focusing on software companies, and have found particular success with telecommunications firms. One of our favorite holdings is Nokia, the Finnish cellular phone manufacturer, whose price has more than doubled in the past year. Although we reduced our Nokia exposure during the period, it still remains one of our largest holdings.

We also like Telecom Italia Mobile, 2.4% of total net assets, the cellular phone business spun off by the Italian phone company in July. We believe it to be among the most profitable cellular phone companies in the world in a rapidly growing market. Another substantial holding is Vodafone, the British cellular telecommunications firm.

And Not So Well.

We Wished We Had Sold Earlier.
In hindsight, we should have sold Krones, a German beverage and canning machinery firm, much sooner than we did. We were too optimistic that Krones had resolved its operating difficulties, and finally sold the stock after it declined.

Looking Ahead.
We look for Europe to deliver higher returns than many other world stock markets, including the U.S., in the coming year. We believe the current lull in the European markets is temporary, and that stock prices will resume their upward march by year end. Even with the solid performance we've seen to date, stock values in Europe are still very inexpensive considering the surge in corporate profits, positive growth prospects, and additional productivity gains that can be gained from restructuring. In this climate, we believe individual stock selection, rather than country selection, will play an increasing important role.

Five Largest
Holdings.*

5.2%               Sidel S.A. (France)
                 Machinery & engineering

3.2%             Astra B Free (Sweden)
                 Health & personal care

3.1%             Centros Commer.(Spain)
                 Pryca Merchandising

3.1%             Nokia Corp. (Finland)
                 Television & electronics

2.3%             Siebe PLC (U.K.)
                 Machinery & engineering

*Expressed as a percentage of total net assets as of 10/31/95. Portfolio holdings are subject to change.
------------------------------------------------------------------------------
                                                                             1

President's Letter
(PHOTO)
                                                         December 11, 1995
Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

American Dream Savings Account.
The U.S. Congress is now considering one of the most significant and positive pieces of legislation to affect individual investors -- the American Dream Savings Account. This legislation may improve the traditional Individual Retirement Account (IRA) by allowing higher non- working spouse contributions as well as tax-free and penalty-free withdrawals from the account before age 59 1/2, for certain expenses. We will keep our Financial Advisors and Registered Representatives updated on the progress of this legislation, so call him or her to learn how you may benefit.

Shareholder Legislative Action Program.
From time to time we've be informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, your shareholder reports will contain postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you feel about pending legislation.

Fund Profiles.
Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be turning our attention to "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of
October 31, 1995 (Unaudited)      PRUDENTIAL EUROPE GROWTH FUND, INC.
---------------------------------------------------------------------

   Description                     Value
Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--91.0%
COMMON STOCKS--88.7%
------------------------------------------------------------
Belgium--3.7%
   32,800   Barco Industries N.V. (Electronics)    $   3,691,409
    4,375   Bekaert S.A., N.V. (Industrial
              components)                              3,217,054
                                                   -------------
                                                       6,908,463
------------------------------------------------------------
Denmark--1.3%
   35,800   Danske Traelastkomp (Retailing)            2,554,688
------------------------------------------------------------
Federal Republic Of Germany--5.2%
   25,100   SAP AG (Electronics)                       3,976,802
   34,000   Hornbach AG (Retailing)                    1,713,576
    6,620   Linde AG (Machinery & engineering)         4,064,809
                                                   -------------
                                                       9,755,187
------------------------------------------------------------
Finland--3.1%
  100,400   Nokia Corp.* (Television &
              electronics)                             5,744,057
------------------------------------------------------------
France--16.6%
    5,400   Carrefour* (Retailing)                     3,177,056
   30,900   Imetal S.A. (Miscellaneous materials
              & commodities)                           3,646,092
   60,750   La Farge Coppee (Building materials
              & components)                            4,033,407
   19,000   Legrand S.A. (Electronics)                 3,183,857
   26,400   Rexel S.A. (Electronics)                   4,272,457
   27,851   Sidel S.A. (Machinery & engineering)       9,687,801
   66,200   Valeo S.A. (Automotive)                    2,995,715
                                                   -------------
                                                      30,996,385
Italy--3.3%
  244,000   Bulgari* (Retailing)                   $   2,123,828
2,378,300   Telecom Italia Mobile*
              (Telecommunications)                     3,998,253
                                                   -------------
                                                       6,122,081
------------------------------------------------------------
Netherlands--4.6%
   41,600   Hagemeyer (Wholesaling)                    2,070,320
   15,550   Heineken NV (Food & beverages)             2,756,830
   82,000   Randstad Holdings (Business
              Services)                                3,696,711
                                                   -------------
                                                       8,523,861
------------------------------------------------------------
Spain--7.6%
   24,676   Acerinox S.A. (Regd) (Metals-steel)        2,598,668
   20,700   Banco Popular Esp. (Regd) (Banking)        3,289,434
  274,800   Centros Commerciales (Pryca)
              (Retailing)                              5,855,487
  183,100   Dragados y Construcciones
              (Construction & housing)                 2,400,940
                                                   -------------
                                                      14,144,529
------------------------------------------------------------
Sweden--8.9%
  152,500   Allgon AB Free (Telecommunications)        2,311,062
  162,900   Astra B Free (Health & personal
              care)                                    5,895,329
   36,100   Autoliv AB Free (Automotive)               2,073,996
   43,600   Hennes & Mauritz B Free (Retailing)        2,853,330
   67,600   Missouri Och Domsjo AB* (Forest
              products & paper)                        3,445,396
                                                   -------------
                                                      16,579,113

--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of
October 31, 1995 (Unaudited)      PRUDENTIAL EUROPE GROWTH FUND, INC.
---------------------------------------------------------------------

   Description                     Value
Shares      Description                     Value (Note 1)
------------------------------------------------------------
United Kingdom--30.9%
  257,400   Barclays Bank (Banking)                $   3,022,555
   72,400   Britannic Assurance (Insurance)              808,375
  197,700   British Land Co. (Real estate)             1,134,965
   31,800   British Land PLC, Res.* (Real
              estate)                                    182,559
  192,200   British Petroleum (Energy sources)         1,413,434
  469,100   BTR (Multi-industry)                       2,492,723
  817,700   Bunzl (Paper, Packaging & Printing)        2,612,249
  177,100   Commercial Union PLC (Insurance)           1,716,913
  577,500   Compass Group (Leisure & tourism)          3,927,261
  511,700   Electrocomponents PLC (Electronics)        2,621,982
  213,900   EMAP Publishing PLC (Graphics &
              publishing)                              1,762,454
  490,400   Filtronic Comtek PLC* (Electronics)        3,683,947
  437,400   Grand Metropolitan (Food &
              beverages)                               3,029,857
  271,800   Guest Keen & Nettlefolds
              (Automotive)                             3,468,904
  246,000   Legal & General Group (Insurance)          2,659,150
  489,500   London Clubs International (Leisure
              & tourism)                               3,181,733
  201,700   Matthew Clark PLC (Food & beverages)       2,031,957
  240,600   Pearson* (Broadcasting & publishing)       2,391,499
  358,000   Siebe PLC (Machinery & engineering)        4,260,483
  146,700   Smith Holdings (Forest products &
              paper)                                   1,336,355
  268,600   SmithKline Beecham (Pharmaceuticals
              & cosmetics)                             2,805,744
  132,000   Unilever (Food & household products)       2,565,636
1,078,900   Vodafone Group PLC
              (Telecommunications)                     4,461,924
                                                   -------------
                                                      57,572,659
United States--3.5%
  127,300   Gucci Group* NV (Retailing)            $   3,819,000
   59,000   SGS Thompson Microelectronics NV*
              (Television & electronics)               2,669,750
                                                   -------------
                                                       6,488,750
                                                   -------------
            Total common stocks
              (cost US$136,540,012)                  165,389,773
                                                   -------------
PREFERRED STOCKS--2.3%
------------------------------------------------------------
Federal Republic Of Germany--2.3%
    1,600   Hornbach AG (Retailing)                    1,607,098
   14,500   Jungheinrich AG (Machinery &
              engineering)                             2,665,839
                                                   -------------
            Total preferred stocks
              (cost US$5,077,240)                      4,272,937
                                                   -------------
            Total long-term investments
              (cost US$141,617,252)                  169,662,710
                                                   -------------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--2.6%
------------------------------------------------------------
U.S. Government Securities--2.6%
   $4,835   Federal Home Loan Mortgage
              Corporation,
              Zero Coupon, 11/1/95
              (cost US$4,834,214)                      4,834,214
                                                   -------------
------------------------------------------------------------
Total Investments--93.6%
            (cost US$146,451,466; Note 4)            174,496,924
            Other assets in excess of
              liabilities--6.4%                       11,862,446
                                                   -------------
            Net Assets--100%                       $ 186,359,370
                                                   -------------
                                                   -------------

---------------
*Non-income producing security.
--------------------------------------------------------------------------------
4                                            See Notes to Financial Statements.

Statement of Assets and Liabilities
(Unaudited)                                PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------

Assets
                               October 31, 1995
Investments, at value (cost
$146,451,466)................................................................
 ....      $174,496,924
Foreign currency, at value (cost
$11,377,530)................................................................
     11,713,654
Receivable for investments
sold.........................................................................
 .....         7,380,000
Receivable for foreign
currency.....................................................................
 .........         2,048,595
Dividends and interest
receivable...................................................................
 .........           462,605
Receivable for Fund shares
sold.........................................................................
 .....           147,632
Deferred
expenses.....................................................................
 .......................           174,864

                                    ------------
   Total
assets.......................................................................
 .......................       196,424,274

                                    ------------
Liabilities
Payable for investments
purchased....................................................................
 ........         5,977,276
Bank
overdraft....................................................................
 ...........................         2,543,478
Payable for foreign
currency.....................................................................
 ............           999,725
Payable for Fund shares
reacquired...................................................................
 ........           202,882
Due to
Distributors.................................................................
 .........................           126,218
Due to
Manager......................................................................
 .........................           118,389
Accrued
expenses.....................................................................
 ........................            96,936

                                    ------------
   Total
liabilities..................................................................
 .......................        10,064,904

                                    ------------
Net
Assets.......................................................................
 ............................      $186,359,370

                                    ------------

                                    ------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 ............      $     14,351
   Paid-in capital in excess of
par..........................................................................
     164,275,962

                                    ------------

                                     164,290,313
   Undistributed net investment
income.......................................................................
         100,981
   Accumulated net realized loss on investment and foreign currency
transactions.............................        (6,413,614)
   Net unrealized appreciation on investments and foreign
currencies.........................................        28,381,690

                                    ------------
   Net assets, October 31,
1995.........................................................................
 .....      $186,359,370

                                    ------------

                                    ------------
Class A:
   Net asset value and redemption price per share
      ($48,836,155 / 3,730,620 shares of common stock issued and
outstanding)................................            $13.09
   Maximum sales charge (5.00% of offering
price)............................................................
  .69
   Maximum offering price to
public..........................................................................
          $13.78
Class B:
   Net asset value, offering price and redemption price per share
      ($129,429,897 / 9,995,668 shares of common stock issued and
outstanding)...............................            $12.95
Class C:
   Net asset value, offering price and redemption price per share
      ($8,093,318 / 624,902 shares of common stock issued and
outstanding)...................................            $12.95

--------------------------------------------------------------------------------
See Notes to Financial Statements.
5

PRUDENTIAL EUROPE GROWTH FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
                                                  October 31,
Net Investment Income                                1995
                                                  -----------
Income
   Dividends (net of foreign withholding taxes
      of $241,767).............................   $ 1,993,822
   Interest....................................       153,415
                                                  -----------
      Total income.............................     2,147,237
                                                  -----------
Expenses
   Distribution fee--Class A...................        58,141
   Distribution fee--Class B...................       606,363
   Distribution fee--Class C...................        39,597
   Management fee..............................       660,620
   Transfer agent's fees and expenses..........       237,000
   Custodian's fees and expenses...............       180,000
   Registration fees...........................        60,000
   Reports to shareholders.....................        30,000
   Amortization of organization expense........        25,000
   Directors' fees and expenses................        21,600
   Audit fee and expenses......................        10,000
   Legal fees and expenses.....................         7,500
   Miscellaneous...............................        27,894
                                                  -----------
      Total operating expenses.................     1,963,715
                                                  -----------
Net investment income..........................       183,522
                                                  -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on:
   Investment transactions.....................    (1,898,496)
   Foreign currency transactions...............       (82,541)
                                                  -----------
                                                   (1,981,037)
                                                  -----------
Net change in unrealized
   appreciation/depreciation on:
   Investments.................................    18,698,354
   Foreign currencies..........................       310,669
                                                  -----------
                                                   19,009,023
                                                  -----------
Net gain on investments and foreign
   currencies..................................    17,027,986
                                                  -----------
Net Increase in Net Assets
Resulting from Operations......................   $17,211,508
                                                  -----------
                                                  -----------


PRUDENTIAL EUROPE GROWTH FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                    Six Months       July 13, 1994D
                                      Ended             Through
Increase (Decrease)                October 31,         April 30,
in Net Assets                          1995               1995
                                   ------------    ------------------
Operations
   Net investment gain (loss)....  $    183,522       $   (507,198)
   Net realized loss on
      investment and foreign
      currency transactions......    (1,981,037)        (4,674,403)
   Net change in unrealized
      appreciation/depreciation
      of investments and foreign
      currencies.................    19,009,023          9,372,667
                                   ------------    ------------------
   Net increase in net assets
      resulting from
      operations.................    17,211,508          4,191,066
                                   ------------    ------------------
Fund share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold.......................    93,319,680        189,831,561
   Cost of shares reacquired.....   (79,476,324)       (38,818,121)
                                   ------------    ------------------
   Net increase in net assets
      from Fund share
      transactions...............    13,843,356        151,013,440
                                   ------------    ------------------
Total increase...................    31,054,864        155,204,506
Net Assets
Beginning of period..............   155,304,506            100,000
                                   ------------    ------------------
End of period....................  $186,359,370       $155,304,506
                                   ------------    ------------------
                                   ------------    ------------------

---------------
DCommencement of investment operations.

--------------------------------------------------------------------------------
6                                            See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)    PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Europe Growth Fund, Inc. (the ``Fund''), which was incorporated in Maryland on March 18, 1994, is an open-end, diversified management investment company. The Fund had no operations other than the issuance of 2,924 shares each of Class A, Class B and Class C common stock for $100,000 on June 15, 1994 to Prudential Mutual Fund Management, Inc. (``PMF''). The Fund commenced investment operations on July 13, 1994. The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in Europe.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of
Directors of the Fund.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized losses on foreign currency transactions of $82,541 represents net foreign exchange gains or losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)    PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the A.I.C.P.A.'s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease accumulated net investment income by $82,541, and decrease accumulated net realized loss on investments and foreign currency transactions by $82,541 for the six months ended October 31, 1995.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $250,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Note 2. Agreements
The Fund has a management agreement with PMF. Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.

The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and Class C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period ended October 31, 1995.

PMFD has advised the Fund that it has received approximately $61,200 in front-end sales charges resulting from sales of Class A shares during the six months ended October 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the six months ended October 31, 1995, it received approximately $209,100 and $4,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America (``Prudential'').
--------------------------------------------------------------------------------
8

Notes to Financial Statements (Unaudited)    PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly owned subsidiary of PMF, serves as the Fund's transfer agent. During the period ended October 31, 1995, the Fund incurred fees of approximately $117,400 for the services of PMFS. As of October 31, 1995, approximately $20,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended October 31, 1995 were $34,517,227 and $30,213,006, respectively.

The United States federal income tax basis of the Fund's investments is substantially the same as for financial reporting purposes and, accordingly, as of October 31, 1995 net unrealized appreciation for federal income tax purposes was $28,381,690 (gross unrealized appreciation--$31,883,386; gross unrealized depreciation--$3,501,696). For federal income tax purposes, the Fund had a capital loss carryforward as of April 30, 1995 of approximately $426,600 all of which expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

The Fund will elect to treat net capital losses of approximately $4,088,500 incurred in the six month period ended April 30, 1995 as having been incurred in the current fiscal year.

------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange priviledge is also available for shareholders who qualified to purchase Class A shares at net asset value. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. There are 2 billion shares of $.001 par value common stock authorized and divided into three classes, designated Class A, Class B and Class C. Of the authorized shares, 1 billion shares consist of Class A common stock and 500 million shares consist of, each, Class B and Class C common stock.

Transactions in shares of common stock were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Six months ended October 31, 1995:
Shares sold.........................   4,663,341    $ 59,529,487
Shares reacquired...................  (4,563,772)    (58,366,315)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................      99,569       1,163,172
Shares issued upon conversion from
  Class B & C.......................      65,634         831,154
                                      ----------    ------------
Net increase in shares
  outstanding.......................     165,203    $  1,994,326
                                      ----------    ------------
                                      ----------    ------------
July 13, 1994D through
April 30, 1995:
Shares sold.........................   4,562,903    $ 51,186,584
Shares reacquired...................  (1,479,247)    (16,487,105)
                                      ----------    ------------
Net increase in shares
  outstanding before conversion.....   3,083,656      34,699,479
Shares issued upon conversion
  from Class B......................     481,761       5,270,536
                                      ----------    ------------
Net increase in shares
  outstanding.......................   3,565,417    $ 39,970,015
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Six months ended October 31, 1995:
Shares sold.........................   2,457,799    $ 31,352,562
Shares reacquired...................  (1,475,650)    (18,771,604)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................     982,149      12,580,958
Shares reaquired upon conversion
  into Class A......................     (63,320)       (793,833)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     918,829    $ 11,787,125
                                      ----------    ------------
                                      ----------    ------------
July 13, 1994D through
April 30, 1995:
Shares sold.........................  11,500,827    $130,710,033
Shares reacquired...................  (1,939,571)    (21,509,277)
                                      ----------    ------------
Net increase in shares
  outstanding before conversion.....   9,561,256     109,200,756
Shares reacquired upon conversion
  into Class A......................    (484,417)     (5,270,536)
                                      ----------    ------------
Net increase in shares
  outstanding.......................   9,076,839    $103,930,220
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)    PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
------------------------------------  ----------    ------------
Six months ended October 31, 1995:
Shares sold.........................     186,910    $  2,437,631
Shares reacquired...................    (180,410)     (2,338,405)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................       6,500          99,226
Shares reaquired upon conversion
  into Class A......................      (2,832)        (37,321)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       3,668    $     61,905
                                      ----------    ------------
                                      ----------    ------------
July 13, 1994D through
April 30, 1995:
Shares sold.........................     694,581    $  7,934,944
Shares reacquired...................     (73,347)       (821,739)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     621,234    $  7,113,205
                                      ----------    ------------
                                      ----------    ------------

---------------
DCommencement of investment operations.
--------------------------------------------------------------------------------
10

Financial Highlights (Unaudited)             PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                            Class A
           Class B                Class C
                                                  ---------------------------
   ------------------------     -----------
                                                                   July 13,
                   July 13,
                                                  Six Months        1994(b)
   Six Months      1994(b)      Six Months
                                                     Ended          through
      Ended        through         Ended
                                                  October 31,      April 30,
   October 31,      April       October 31,
                                                     1995            1995
      1995         30, 1995        1995
                                                  -----------     -----------
   -----------     --------     -----------
PER SHARE OPERATING PERFORMANCE(c):
Net asset value, beginning of period..........      $   11.77       $   11.40
     $   11.69     $  11.40       $   11.69
                                                  -----------     -----------
   -----------     --------     -----------
Income from investment operations
Net investment gain (loss)....................            .05             .01
            --         (.06)            .01
Net realized and unrealized gain on investment
   and foreign currency transactions                     1.27             .36
          1.26          .35            1.25
                                                  -----------     -----------
   -----------     --------     -----------
   Total from investment operations...........           1.32             .37
          1.26          .29            1.26
                                                  -----------     -----------
   -----------     --------     -----------
Net asset value, end of period................      $   13.09       $   11.77
     $   12.95     $  11.69       $   12.95
                                                  -----------     -----------
   -----------     --------     -----------
                                                  -----------     -----------
   -----------     --------     -----------
TOTAL RETURN(d):..............................          11.22%           3.25%
        10.78%        2.54%          10.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $  48,836       $  41,963
     $ 129,430     $106,081       $   8,093
Average net assets (000)......................      $  46,260       $  29,598
     $ 120,614     $ 85,623       $   7,876
Ratios to average net assets(a):
   Expenses, including distribution fees......           1.67%           1.84%
         2.44%        2.59%           2.41%
   Expenses, excluding distribution fees......           1.42%           1.59%
         1.44%        1.59%           1.41%
   Net investment income (loss)...............            .81%            .06%
         (.01)%       (.71)%          (.07)%
Portfolio turnover rate.......................             19%             25%
           19%          25%             19%

                                                 July 13,
                                                  1994(b)
                                                  through
                                                 April 30,
                                                   1995
                                                -----------
PER SHARE OPERATING PERFORMANCE(c):
Net asset value, beginning of period..........    $   11.40
                                                -----------
Income from investment operations
Net investment gain (loss)....................         (.06)
Net realized and unrealized gain on investment
   and foreign currency transactions                    .35
                                                -----------
   Total from investment operations...........          .29
                                                -----------
Net asset value, end of period................    $   11.69
                                                -----------
                                                -----------
TOTAL RETURN(d):..............................         2.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $   7,260
Average net assets (000)......................    $   6,094
Ratios to average net assets(a):
   Expenses, including distribution fees......         2.59%
   Expenses, excluding distribution fees......         1.59%
   Net investment income (loss)...............         (.71)%
Portfolio turnover rate.......................           25%

---------------
 (a) Annualized
 (b) Commencement of investment operations.
 (c) Based on average shares outstanding, by class.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.
11

Getting
The Most
From Your
Prudential
Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting
The Most
From Your
Prudential
Mutual Fund

Change Your Mind. You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

Toll Free (800) 225-1852
Internet Address:
http:\\www.prudential.com

Directors
Thomas R. Anderson
Eugene C. Dorsey
Richard A. Redeker
Robin Smith

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ellyn C. Acker, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
Brown Brothers Harriman & Co.
40 Water St.
Boston, MA 02109

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche, LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, NY 10022

The accompanying financial statements as of October 31, 1995 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

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